EXHIBIT 99.1
First Cash Announces Acquisitions in North Carolina, Kentucky & Virginia;
Total of 52 Stores Added YTD in Mexico and the U.S.
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ARLINGTON, Texas (June 18, 2015) -- First Cash Financial Services, Inc. (NASDAQ: FCFS) today announced that it has acquired the assets of a 25-store chain of large format pawnshops with 24 locations in North Carolina and one in Virginia. In addition, the Company announced the recent acquisition of two additional pawn stores located in Kentucky in a separate asset purchase transaction.

Rick Wessel, chief executive officer of First Cash, stated, “We are pleased to announce the completion of these recent acquisitions which add 27 large format pawn locations and expand our store base into North Carolina as a new operating market for the Company. The additional stores in Virginia and Kentucky will complement and expand our existing presence in those states. All of the recently acquired operations align well with our overall U.S. presence, where we have focused on acquiring accretive operations in growing markets. Year to-date, we have now acquired 29 U.S. locations in four states and expect the acquired stores, all of which have significant retail operations and make pawn loans on a wide array of general merchandise collateral, to become accretive to earnings by the end of 2015.”

“First Cash continues to grow in both Mexico and the U.S. through a combination of new store openings and strategic acquisitions. Our primary focus for growth continues to be in Mexico, where two-thirds of our stores are located, and where we expect to open at least 60 to 70 de novo stores annually. We believe this market can support 1,000 to 1,200 First Cash locations and we remain focused and committed to growth in this geographic area.”

“On a consolidated basis, we have added 52 total stores year-to-date and over the past twelve months we have added 133 net new large format pawn locations, including 80 stores in Mexico and 53 stores in the U.S. This represents more than 17% growth in the number of large format pawn stores over just the past year. With 1,045 total stores in 14 U.S. states and 29 states in Mexico, First Cash has the most locations in the industry.”

The combined purchase price of the 29 stores acquired this year is approximately $31.8 million, net of cash acquired. These all-cash transactions were funded with operating cash flows and available funds drawn on the Company’s $160 million bank line of credit. The most recent 25-store acquisition closed on June 16, 2015.

As part of our strategy to further reduce exposure to payday lending products, the Company also announced that it intends to close seven additional consumer lending locations in Texas during the second half of 2015. This represents a 12% decrease in the number of U.S. consumer lending locations, reducing the number of total remaining U.S. locations to 51 stores, all of which are in Texas.

The Company expects to incur approximately $0.03 to $0.04 per share in non-recurring expenses in the second quarter of 2015 related to acquisition costs and consumer lending store closures. The majority of these non-recurring expenses were not contemplated in the Company’s previous second quarter guidance of $0.48 to $0.52 per share. In addition, the further weakening of the Mexican peso during the quarter is expected to reduce second quarter earnings by an additional $0.01 to $0.02 per share. As a result of the combined impact of non-recurring expenses and foreign exchange rates, which totals $0.04 to $0.06 per share, the Company now anticipates second quarter earnings to be in the range of $0.44 to $0.47 per share. The Company is maintaining its full year guidance of $2.75 to $2.90 per share, although it is expected to be at the lower end of this range given the further weakening of the peso.

Forward-Looking Information

This release contains forward-looking statements about the business, financial condition and prospects of First Cash Financial Services, Inc. and its wholly owned subsidiaries (together, the “Company” or “First Cash”). Forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, can be identified by the use of forward-looking terminology such as “believes,” “projects,” “expects,” “may,” “estimates,” “should,” “plans,” “targets,” “intends,” “could,” or “anticipates,” or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy or objectives. Forward-looking statements can also be identified by the fact that these statements do not relate strictly to historical or current matters. Rather, forward-looking statements relate to anticipated or expected events, activities, trends or results. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties.

Forward-looking statements in this release include, without limitation, the Company’s expectations of future earnings accretion and related transaction expenses from acquisitions and mergers, the successful completion of the acquisition, expansion strategies, store openings, the ability to successfully integrate acquisitions and other performance results. These statements are made to provide the public with management’s current assessment of the Company’s business. Although the Company believes the expectations reflected in forward-looking statements are reasonable, there can be no assurances such expectations will prove to be accurate. Security holders are cautioned such forward-looking statements involve risks and uncertainties. Certain factors may cause results to differ materially from those anticipated by the forward-looking statements made in this release. Such factors are difficult to predict and many are beyond the control of the Company and may include, without limitation, the following:

•	changes in regional, national or international economic conditions, including inflation rates, unemployment rates and energy prices;

•	changes in foreign currency exchange rates and the U.S. dollar to Mexican peso exchange rate in particular;

•	changes in consumer demand, including purchasing, borrowing and repayment behaviors;

•	changes in pawn forfeiture rates and credit loss provisions;

•	changes in the market value of pawn collateral and merchandise inventories, including gold prices and the value of consumer electronics and other products;

•	changes or increases in competition;

•	the ability to locate, open and staff new stores and successfully integrate acquisitions;

•	the availability or access to sources of used merchandise inventory;

•	changes in credit markets, interest rates and the ability to establish, renew and/or extend the Company’s debt financing;

•	the ability to maintain banking relationships for treasury services and processing of certain consumer lending transactions;

•	the ability to hire and retain key management personnel;

•
new federal, state or local legislative initiatives or governmental regulations (or changes to existing laws and regulations) affecting pawn businesses, consumer loan businesses and credit services organizations (in both the United States and Mexico), including administrative or legal interpretations thereto;

•	risks and uncertainties related to foreign operations in Mexico;

•	changes in import/export regulations and tariffs or duties;

•	changes in banking, anti-money laundering or gun control regulations;

•	unforeseen litigation;

•	changes in tax rates or policies in the U.S. and Mexico;

•	inclement weather, natural disasters and public health issues;

•	security breaches, cyber attacks or fraudulent activity;

•	a prolonged interruption in the Company’s operations of its facilities, systems, and business functions, including its information technology and other business systems;

•	the implementation of new, or changes in the interpretation of existing, accounting principles or financial reporting requirements; and

•	future business decisions.

These and other risks, uncertainties and regulatory developments are further and more completely described in the Company’s 2014 annual report on Form 10-K filed with the Securities and Exchange Commission on February 12, 2015, including the risks described in Item 1A “Risk Factors” of the Company’s annual report. Many of these risks and uncertainties are beyond the ability of the Company to control, nor can the Company predict, in many cases, all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. The forward-looking statements contained in this release speak only as of the date of this release, and the Company expressly disclaims any obligation or undertaking to report any updates or revisions to any such statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based, except as required by law.

About First Cash
Founded in 1988, First Cash is a leading international operator of retail pawn stores. First Cash focuses on serving cash and credit constrained consumers through its retail pawn locations, which buy and sell a wide variety of jewelry, electronics, tools and other merchandise, and make small customer pawn loans secured by pledged personal property. Including the acquisitions announced today, the Company owns and operates 1,045 stores in 14 U.S. states and 29 states in Mexico.

First Cash is a component company in both the Standard & Poor’s SmallCap 600 Index® and the Russell 2000 Index®. First Cash’s common stock (ticker symbol “FCFS”) is traded on the NASDAQ Global Select Market, which has the highest initial listing standards of any stock exchange in the world based on financial and liquidity requirements.

For further information, please contact:

Gar Jackson
Global IR Group
Phone:     (949) 873-2789
Email:     gar@globalirgroup.com

Doug Orr, Executive Vice President and Chief Financial Officer
Phone:    (817) 505-3199
Email:     investorrelations@firstcash.com
Website:    www.firstcash.com

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